UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
Amendment No. __
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 19, 2014

Rocket Fuel Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Seaport Blvd.
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(650) 595-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) Compensatory Arrangements of Certain Officers

On February 19, 2014, the independent members of the Board of Directors of Rocket Fuel Inc. (the “Company”) finalized the fiscal 2013 non-equity incentive plan compensation payment to George H. John, the Company's Chief Executive Officer. This non-equity incentive plan compensation information was not included in the Company’s final prospectus (the “Final Prospectus”) filed with the Securities Exchange Commission (the “SEC”) on January 31, 2014 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, because the amount of the non-equity incentive plan compensation for Mr. John had not been determined as of such date. The table below updates the Non-Equity Incentive Plan Compensation and Total columns in the Summary Compensation Table for Mr. John previously set forth in the Final Prospectus. No other amounts have been changed.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		Total ($)
George H. John, Chief Executive Officer	2013	310,000	—	1,302,407	294,500	(3)	1,906,907
	2012	300,000	25,000	3,289,280	150,000	(4)	3,764,280

(1)	Represents an amount paid as a one-time discretionary bonus to the Company’s Chief Executive Officer for exemplary performance during 2012.

(2)
Amount represents the aggregate grant date fair value of stock options as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in the notes to the Company’s audited consolidated financial statements included in the Final Prospectus. As required by rules of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)
Represents the amount earned and payable under the Company’s Executive Incentive Compensation Plan, which amount was paid in February 2014. For a description of the Executive Incentive Compensation Plan, see “Executive Compensation—Executive Incentive Compensation Plan” in the Final Prospectus.

(4)
Represents the amount earned and payable under the Company’s 2012 Executive Compensation Plan, which was paid in January 2013. For a description of the 2012 Executive Compensation Plan, see "Executive Compensation—Non-Equity Incentive Plan Compensation" in the final prospectus for the Company’s initial public offering, filed with the SEC on September 20, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By: /s/ J. Peter Bardwick
J. Peter Bardwick Chief Financial Officer
Date: February 21, 2014